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                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 17, 1999 included in Westinghouse Air Brake Company's Form 10-K for the year ended December 31, 1998 and to all references to our Firm in this registration statement.



                                                         /s/ Arthur Andersen LLP


Pittsburgh, Pennsylvania
  April 26, 1999